UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2019
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue New York, New York		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On February 5, 2019 Voya Financial, Inc. (“Voya Financial”) reported its financial results for the three months and year ended December 31, 2018. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this item 2.02.
As previously announced, Voya Financial will host a conference call on Wednesday, February 6, 2019 at 10:00 am ET to discuss its fourth-quarter and full-year 2018 results. The call can be accessed via Voya Financial’s investor relations website at http://investors.voya.com. The call will be accompanied by a slide presentation, which will be accessible via Voya Financial’s investor relations website at http://investors.voya.com beginning at 9:30 am ET on Wednesday, February 6, 2019. In addition, more detailed financial information can be found in Voya Financial’s Quarterly Investor Supplement for the quarter ended December 31, 2018, available on Voya Financial’s investor relations website at http://investors.voya.com. The Quarterly Investor Supplement for the quarter ended December 31, 2018 is furnished herewith as Exhibit 99.2 and is incorporated by reference in this item 2.02.
As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set for by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
On February 5, 2019, Voya Financial made available selected slides that discuss certain expectations regarding its performance for the quarter ended December 31, 2018. These slides are available on Voya Financial’s investor relations website at http://investors.voya.com.
As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1    Press release of Voya Financial, Inc., dated February 5, 2019 (furnished and not filed)
99.2    Quarterly Investor Supplement for the quarter ended December 31, 2018 (furnished and not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)
By: /s/ Jean Weng
Name:     Jean Weng
Title:     Senior Vice President, Deputy General
Counsel and Corporate Secretary

 Dated: February 5, 2019